                                                                      Exhibit 24

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Verne G. Istock, John B. McCoy, Richard J. Lehmann, David J. Vitale, Sherman I. Goldberg, Robert A. Rosholt and M. Eileen Kennedy, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign one or more Registration Statements on Form S-3 relating to debt obligations of, warrants, options, rights, preferred stock and common stock (the "Securities") of BANK ONE CORPORATION (the "Corporation") and any amendments thereto (including any post-effective amendments) and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933 with respect to such Securities, in either case pursuant to resolutions adopted by the Board of Directors of the Corporation as of February 16, 1999, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.


     Signature                                    Title
     ---------                                    -----

/s/ John H. Bryan                            Director
-----------------------------
John H. Bryan


/s/ Siegfried Buschmann                      Director
-----------------------------
Siegfried Buschmann


/s/ James S. Crown                           Director
-----------------------------
James S. Crown


/s/ Bennett Dorrance                         Director
-----------------------------
Bennett Dorrance


/s/ Dr. Maureen A. Fav, O.P.                 Director
-----------------------------
Dr. Maureen A. Fav, O.P.


/s/ John R. Hall                             Director
-----------------------------
John R. Hall

/s/ Verne G. Istock                    Director
______________________________
Verne G. Istock


/s/ Laban P. Jackson, Jr.              Director
______________________________
Laban P. Jackson, Jr.


/s/ John W. Kessler                    Director
______________________________
John W. Kessler


/s/ Richard J. Lehmann                 Director
______________________________
Richard J. Lehmann


/s/ William G. Lowrie                  Director
______________________________
William G. Lowrie


                                       Director
______________________________
Richard A. Manoogian


                                       Director
_______________________________
William T. McCormick


/s/ John B. McCoy                      Director and Principal Executive Officer
______________________________
John B. McCoy


/s/ Thomas E. Reilly, Jr.              Director
______________________________
Thomas E. Reilly, Jr.


/s/ John W. Rogers, Jr.                Director
______________________________
John W. Rogers, Jr.


/s/ Thekla R. Shackelford              Director
______________________________
Thekla R. Shackelford


/s/ Alex Shumate                       Director
______________________________
Alex Shumate


/s/ Frederick P. Stratton, Jr.         Director
______________________________
Frederick P. Stratton, Jr.

/s/ John C. Tolleson                           Director
--------------------------
John C. Tolleson


/s/ David J. Vitale                            Director
--------------------------
David J. Vitale


/s/ Robert D. Walter                           Director
--------------------------
Robert D. Walter


/s/ William J. Roberts                         Principal Accounting Officer
--------------------------
William J. Roberts


/s/ Robert A. Rosholt                          Principal Financial Officer
--------------------------
Robert A. Rosholt


Dated: February 16, 1999